Exhibit 99.1

Cavium

Announces Financial Results for Q1 2017

SAN JOSE, Calif., April 26, 2017 – Cavium, Inc. (NASDAQ: CAVM), a leading provider of semiconductor products that enable intelligent processing for enterprise, data center, cloud, wired and wireless networking, today announced financial results for the first quarter ended March 31, 2017.

Net revenue in the first quarter of 2017 was $229.6 million, a 1.5% sequential increase from the $226.2 million reported in the fourth quarter of 2016 and 125.3% from the $101.9 million reported in the first quarter of 2016.

Generally Accepted Accounting Principles (GAAP) Results

Net loss for the first quarter of 2017 was $50.5 million, or ($0.75) per diluted share, compared to $121.6 million, or ($1.82) per diluted share in the fourth quarter of 2016. Gross margins were 40.1% in the first quarter of 2017 compared to 43.4% in the fourth quarter of 2016. GAAP operating loss (GAAP loss from operations as a percentage of revenue) was 17.0% in the first quarter of 2017 compared to 12.9% in the fourth quarter of 2016. Total cash and cash equivalents were $132.4 million at March 31, 2017.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium’s financial condition and results of operations. Cavium believes that these non-GAAP financial measures provide additional insight into Cavium’s ongoing performance and core operational activities and has chosen to provide these measures for more consistent and meaningful comparison between periods. These measures should only be used to evaluate Cavium’s results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

In the first quarter of 2017, Non-GAAP net income was $41.7 million, or $0.58 per diluted share, Non-GAAP gross margin was 65.7% and Non-GAAP operating margin (non-GAAP income from operations as a percentage of revenue) was 22.0%.

Recent News Highlights

•	April 3, 2017 - Networking Industry Leaders Joined Forces to Expand New Open Source Community to Drive Development of the DPDK Project
•	April 3, 2017 - Cavium FastLinQ® 25/100GbE Ethernet Adapter Accelerates Telco NFV & Cloud Workloads
•	March 27, 2017 - Cavium FastLinQ® Ethernet First Achieves Microsoft Windows Server SDDC Premium Certification
•	March 20, 2017 - Cavium and Elenion Technologies Collaborated to Offer Silicon Photonics Enabled End-to-End Server-to-Switch Solutions
•	March 8, 2017 - Cavium Collaborated with Microsoft to Showcase SONiC Compatibility at OCP US Summit 2017
•	March 8, 2017 - Cavium and Microsoft Collaborated to Accelerate Cloud Services with ThunderX2™
•	February 27, 2017 - Cavium Showcased Extensive Portfolio of Solutions for 5G Infrastructure at Mobile World Congress 2017
•	February 27, 2017 - Cavium Joined Telecom Infra Project to Enable OpenCellular Access to LTE, LTE-A and NFV/5G Technologies
•	February 27, 2017 - Cavium Announced Expansion of OCTEON Fusion-M® Baseband Products
•	February 27, 2017 - Cavium and Trend Micro Introduced Mobile Edge Computing and NFV Solutions on ThunderX® and OCTEON TX™ Platforms
•	February 27, 2017 - Cavium Partners with China Unicom and Showcased M-CORD NFV/5G at Mobile World Congress 2017
•	February 13, 2017 - Cavium Demonstrated the Newest Infrastructure Security Solutions at RSA 2017

Cavium will broadcast its first quarter of 2017 financial results conference call today, April 26, 2017, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium

Cavium offers a broad portfolio of integrated, software compatible processors ranging in performance from 1Gbps to 100Gbp that enable secure, intelligent functionality in Enterprise, Data Center, Broadband, Mobile and Service Provider Equipment, highly programmable switches which scale to 3.2Tbps and Ethernet and Fibre Channel adapters up to 100Gbps. Cavium processors are supported by ecosystem partners that provide operating systems, tools and application support, hardware reference designs and other products. Cavium is headquartered in San Jose, CA with design centers in California, Massachusetts, India, Israel, China and Taiwan. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended
	March 31, 2017	December 31, 2016
Net revenue	$229,577	$226,151
Cost of revenue	137,454	127,926
Gross profit	92,123	98,225
Operating expenses:
Research and development	90,713	87,031
Sales, general and administrative	40,397	40,340
Total operating expenses	131,110	127,371
Loss from operations	(38,987)	(29,146)
Other income (expense), net:
Interest expense	(10,124)	(8,073)
Other, net	(133)	158
Total other expense, net	(10,257)	(7,915)
Loss before income taxes	(49,244)	(37,061)
Provision for income taxes	1,279	84,539
Net loss	$(50,523)	$(121,600)
Net loss per common share, basic and diluted	$(0.75)	$(1.82)
Shares used in computing basic and diluted net loss per common share	67,640	66,949

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages)

	Three Months Ended
	March 31, 2017	December 31, 2016
Reconciliation of GAAP gross profit and margin to non-GAAP:
Net revenue	$229,577	$226,151
GAAP gross profit	92,123	98,225
GAAP gross margin	40.1%	43.4%

Stock-based compensation and related payroll taxes	694	584
Inventory charges	25,803	21,015
Realignment charges	5,104	-
Amortization of acquisition related assets	27,053	27,176
Non-GAAP gross profit	$150,777	$147,000
Non-GAAP gross margin	65.7%	65.0%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP research and development expenses	$90,713	$87,031
Stock-based compensation and related payroll taxes	(16,214)	(13,665)
Realignment charges	(422)	-
Amortization of acquisition related assets	(743)	(1,507)
Acquisition and integration related costs	(1,346)	-
IPR&D written-off	-	(2,000)
Non-GAAP research and development expenses	71,988	69,859

GAAP sales, general and administrative expenses	40,397	40,340
Stock-based compensation and related payroll taxes	(8,769)	(8,434)
Realignment charges	(552)	-
Amortization of acquisition related assets	(1,246)	(1,422)
Acquisition and integration related costs	(1,618)	(2,282)
Non-GAAP sales, general and administrative expenses	28,212	28,202
Total Non-GAAP operating expenses	$100,200	$98,061

Reconciliation of GAAP non-operating expenses to non-GAAP:
GAAP other expense, net	$(10,257)	$(7,915)
Acquisition related debt refinancing costs	2,680	-
Financing costs associated with interim term loan facility	-	164
Non-GAAP other expense, net	$(7,577)	$(7,751)

Reconciliation of GAAP Income tax to non-GAAP:
GAAP provision for income tax	$1,279	$84,539
Acquisition related tax adjustments	-	(83,174)
Non-GAAP provision for income tax	$1,279	$1,365

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages)

	Three Months Ended
	March 31, 2017	December 31, 2016
Reconciliation of GAAP loss from operations to non-GAAP income from operations:
GAAP loss from operations	$(38,987)	$(29,146)
Stock-based compensation and related payroll taxes	25,677	22,683
Inventory charges	25,803	21,015
Realignment charges	6,078	-
Amortization of acquisition related assets	29,042	30,105
Acquisition and integration related costs	2,964	2,282
IPR&D written-off	-	2,000
Non-GAAP income from operations	$50,577	$48,939
Non-GAAP income from operations as a percentage of revenue	22.0%	21.6%

Reconciliation of GAAP net loss to non-GAAP net income:
GAAP net loss	$(50,523)	$(121,600)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes	25,677	22,683
Inventory charges	25,803	21,015
Realignment charges	6,078	-
Amortization of acquisition related assets	29,042	30,105
Acquisition and integration related costs	2,964	2,282
IPR&D written-off	-	2,000
Acquisition related debt refinancing costs	2,680	-
Financing costs associated with interim term loan facility	-	164
Acquisition related tax adjustments	-	83,174
Total of non-GAAP adjustments	92,244	161,423
Non-GAAP net income	$41,721	$39,823

GAAP net loss per share, diluted	$(0.75)	$(1.82)
Non-GAAP adjustments detailed above	1.33	2.38
Non-GAAP net income per share, diluted	$0.58	$0.56

GAAP weighted average shares, diluted	67,640	66,949
Non-GAAP share adjustment	4,688	4,365
Non-GAAP weighted average shares, diluted	72,328	71,314

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Balance Sheets

(in thousands)

	As of
	March 31, 2017	December 31, 2016
Assets
Current assets
Cash and cash equivalents	$132,409	$221,439
Accounts receivable, net	136,510	125,728
Inventories	100,467	119,692
Prepaid expenses and other current assets	22,461	22,259
Total current assets	391,847	489,118
Property and equipment, net	152,690	150,862
Intangible assets, net	740,004	764,885
Goodwill	241,067	241,067
Other assets	5,559	4,599
Total assets	$1,531,167	$1,650,531

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$68,772	$65,456
Accrued expenses and other current liabilities	54,704	64,967
Deferred revenue	8,213	8,412
Current portion of long-term debt	3,249	3,865
Capital lease and technology license obligations	21,402	25,535
Total current liabilities	156,340	168,235
Long-term debt	593,880	675,414
Capital lease and technology license obligations, net of current	24,929	27,878
Deferred tax liability	19,314	18,774
Other non-current liabilities	17,735	18,386
Total liabilities	812,198	908,687

Stockholders' equity
Common stock	68	67
Additional paid-in capital	1,106,649	1,079,043
Accumulated deficit	(388,016)	(336,621)
Accumulated other comprehensive income (loss)	268	(645)
Total stockholders' equity	718,969	741,844
Total liabilities and stockholders' equity	$1,531,167	$1,650,531

Cavium Contact:

Art Chadwick	Angel Atondo
Vice President of Finance and Administration and Chief Financial Officer	Senior Marketing Communications Manager
Tel: (408) 943-7104	Tel: (408) 943-7417
Email: art.chadwick@cavium.com	Email: angel.atondo@cavium.com